Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated September 23, 2019 to the Prospectus

dated December 28, 2018, as supplemented

Thomas Vester and Dafydd Lewis are co-portfolio managers of the Fund. Both members of the team share investment decision making responsibilities with respect to the Fund.

Effective December 31, 2019, Mr. Vester will relinquish all portfolio management duties as he transitions from his role as Chief Investment Officer and Portfolio Manager of LGM Investments Limited (“LGM”), the subadviser to the Fund, to a Strategic Adviser position. As a Strategic Adviser, Mr. Vester will remain on the LGM board and continue to provide advice and guidance on client related matters and support the growth of LGM’s overall business.

Thank you for your investment in the Fund. Please contact BMO Funds – U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Prospectus for future reference.